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SUBSIDIARIES OF WHOLE FOODS MARKET, INC.

Name                                                                  State of Incorporation or Organization
----                                                                  --------------------------------------

Whole Foods Market Services, Inc.                                               Delaware
WFM Beverage Corp.                                                              Texas
Whole Foods Market Southwest I, Inc.                                            Delaware
Whole Foods Market Southwest Investments, Inc.                                  Delaware
Whole Foods Market California, Inc.                                             California
Mrs. Gooch's Natural Foods Markets, Inc.                                        California
Amrion, Inc.                                                                    Colorado
Whole Foods Market Group, Inc.                                                  Delaware
Allegro Coffee Company                                                          Colorado
Whole Foods Market Distribution, Inc.                                           Delaware
wholefoods.com                                                                  Delaware
WholePeople.com, Inc.                                                           Texas

SUBSIDIARIES OF WHOLE FOODS MARKET SERVICES, INC.

Name                                                                  State of Incorporation or Organization
----                                                                  --------------------------------------

Whole Foods Market Brand 365, LLC (52% member)                                  California


SUBSIDIARIES OF AMRION, INC.

Name                                                                  State of Incorporation or Organization
----                                                                  --------------------------------------


Natrix International, LLC (90%)                                                 Colorado
Australian Natural Care Products (82.5%)                                          N/A
Amrion New Zeland United (100%)                                                   N/A

SUBSIDIARIES OF WHOLE FOODS MARKET SOUTHWEST I, INC.

Name                                                                  State of Incorporation or Organization
----                                                                  --------------------------------------

Whole Foods Market Southwest, L.P. (1% GP)                                      Texas

SUBSIDIARIES OF WHOLE FOODS MARKET SOUTHWEST INVESTMENTS, INC.

Name                                                                 State of Incorporation or Organization
----                                                                 --------------------------------------
Whole Foods Market Southwest, L.P. (99% LP)                                     Texas
Whole Food Company, Inc. (100%)                                                 Louisiana
The Sourdough:  A European Bakery (83.33%)                                      Texas
   Also Doing Business As Sourdough

SUBSIDIARIES OF WHOLE FOODS MARKET GROUP, INC.

Name                                                                  State of Incorporation or Organization
----                                                                  --------------------------------------
Nature's Heartland, Inc.                                                        Massachusetts


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